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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of Report (Date of Earliest Event Reported) March 14, 2000


                         NORTH FORK BANCORPORATION, INC.

               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                     1-10458                    36-3154608
----------------------------   ------------------------     -------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                 275 Broad Hollow Road Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)



(Registrant's Telephone Number, Including Area Code)         (631) 844-1004


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ITEM 5.  OTHER EVENTS.

North Fork Bancorporation, Inc., a Delaware corporation (the "Company"), has included herein the audited supplemental consolidated balance sheets of the Company and subsidiaries as of December 31, 1998 and 1997, and the related audited supplemental consolidated statements of income, cash flows, changes in stockholders' equity, and comprehensive income for each of the years in the three-year period ended December 31, 1998. These financial statements give retroactive effect to the merger of the Company and JSB Financial, Inc. on February 29, 2000, which transaction has been accounted for as a pooling-of-interests.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

                  23.1         Consent of KPMG LLP, New York, New York

                  99.1         Audited supplemental financial statements


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 14, 2000

                                      NORTH FORK BANCORPORATION, INC.


                                      By: /s/ Daniel M. Healy
                                          -------------------------------------
                                          Name:  Daniel M. Healy
                                          Title: Executive Vice President
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX

                  Exhibit
                  Number   Description

                  23.1         Consent of KPMG LLP, New York, New York

                  99.1         Audited supplemental financial statements